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                                                                   Exhibit 23.2

                     Consent of Independent Accountants
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     We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated September 24, 1993, on our audits of the consolidated financial statements and financial statement schedules of Analogic Corporation and subsidiaries.

                                      Coopers & Lybrand

                                      COOPERS & LYBRAND


Boston, Massachusetts
April 21, 1994

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